Supplemental Cash Flow Information	3 Months Ended
Mar. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
12. Supplemental Cash Flow Information
The following table provides information regarding the net changes in components of operating assets and liabilities.

	Three Months Ended March 31,
	2015	2014
(Increase) decrease in:
Accounts receivable	$70,903	$60,046
Inventories	(16,973)	(11,700)
Deferred charges	(3,103)	—
Other current assets	(4,722)	41,623
Increase (decrease) in:
Accounts payable	(37,826)	(1,867)
Accrued liabilities	(2,343)	(35,184)
Net changes in components of operating assets and liabilities	5,936	52,918

Payments of interest and commitment fees, net of amounts capitalized, were $14.2 million and $14.0 million for the three months ended March 31, 2015 and March 31, 2014, respectively. We capitalized interest of $3.0 million and $4.1 million during the three months ended March 31, 2015 and March 31, 2014.
At March 31, 2015 and March 31, 2014, we had incurred liabilities for fixed and intangible asset additions totaling $73.7 million and $41.6 million, respectively, that had not been paid at the end of the first quarter, and, therefore, were not included in the caption “Payments to acquire fixed and intangible assets” under Cash Flows from Investing Activities in the Unaudited Condensed Consolidated Statements of Cash Flows.
At March 31, 2015 we had incurred liabilities for other asset additions totaling $12.0 million, that had not been paid at the end of the first quarter and, therefore, were not included in the caption "Other, net" under Cash Flows from Investing Activities in the Unaudited Condensed Consolidated Statements of Cash Flows.